                               Table of Contents

Letter to Shareholders.............................................. 1
Portfolio of Investments............................................ 4
Statement of Assets and Liabilities................................. 6
Statement of Operations............................................. 7
Statement of Changes in Net Assets.................................. 8
Financial Highlights................................................ 9
Notes to Financial Statements.......................................12
Report of Independent Accountants...................................17





RES ANR 7/97

                            Letter to Shareholders



                                    [PHOTO]

June 27, 1997

Dear Shareholder,

     The past year in the financial markets has been both thrilling and troublesome. As we navigate our way through one of the sturdiest economic expansions in recent history, we are encouraged by each new milestone we pass. At the same time, we must remain wary of the signals that point to more challenging conditions ahead, lest we drop our guard and be taken by surprise.

     It is exactly this kind of investment environment that highlights the value of an investment option such as the Van Kampen American Capital Reserve Fund. A professionally managed money market fund gives the individual investor a vehicle in which to invest for short-term needs, a "parking place" for assets which may be allocated in another fashion in the weeks or months ahead, and a "quiet place" where funds can earn income outside the volatility of the day's stock and bond markets.

     We are pleased to offer our shareholders an investment alternative which we consider to be a valuable--and perhaps, necessary--tool for virtually every investor. Below, we outline the events and results of the Fund's most recent fiscal year ended May 31, 1997.

Performance Summary

     The Van Kampen American Capital Reserve Fund continues to provide shareholders with relative stability, daily liquidity at $ 1.00 per share/1/ and a competitive level of current income. As of May 31, 1997, the seven-day average yield on the Fund's Class A shares was 4.82 percent, with an effective annual yield of 4.94 percent. Over the past fiscal year (through May 31, 1997), the Fund's Class A shares achieved a total return of 4.52 percent/2/ (Class A shares at net asset value). The average total return for money market funds, as measured by Lipper Analytical Services, was 4.79 percent over the same 12-month period.

     Our portfolio management team has pursued the Fund's investment objectives--protection of capital and a high level of current income--in a characteristically cautious fashion. They have been carefully gauging anticipated shifts in Federal Reserve Board policy, which is the single most important determinant of the direction of short-term interest rates. The Fed chose not to increase key short-term rates at its May Federal Open Market Committee (FOMC) meeting, prompting speculation that they expect economic growth to slow over the summer.

     In response, the Fund continues to maintain its holdings in high-grade, short-term corporate securities (e.g., commercial paper which has been issued an A-I/P-I short-term rating), which helps provide income without excessive risk. At the same time, approximately two-thirds of the

/1/Fund shares are not guaranteed or insured by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

/2/Total return assumes reinvestment of all distributions for the 12-month period ended May 31, 1997.

                                       1
                                                           Continued on page two

[PIE CHART APPEAR HERE]


Fund's net assets have been invested in securities issued and/or guaranteed by federal agencies, combined with repurchase agreements collateralized by U.S. government securities.

  The portfolio's average maturity is relatively short-approximately 29 days, as of May 31, 1997-to enable the Fund to react more swiftly to changes in Federal Reserve policy. In fact, the portfolio's duration is at its lowest point for the fiscal year.

Economic Overview

  Your Fund has been operating in an economic environment characterized by relatively low rates of inflation, unemployment, and GDP growth. On the whole, economic growth has been subdued since the first quarter, with a slowdown in housing starts and retail spending appearing for the first time this year.

  The federal budget deficit has been reduced, which has enabled the government to slow the issuance of debt instruments, such as Treasury bills. At the same time, however, foreign demand for Treasury securities remains strong enough to provide price support in the marketplace. The rate on the six-month Treasury bill began and ended the fiscal year at approximately 5.40 percent; in between, it rose to a high of 5.66 percent in April, due to the weakening of the U.S. dollar and the Federal Reserve's action to increase short-term rates in late March. Expectations of slower growth and an improvement in the federal deficit number helped to bring rates back down to current levels.

  Of course, uncertainty still centers around the potential for stronger economic growth. Many market watchers point to the low unemployment rate as a possible trigger of price inflation, as employers compete for qualified workers in a tight labor market, forcing them to push wages higher. In a highly competitive global marketplace, however, passing along the cost of higher wages to the consumer (in the form of higher prices) could prove difficult.

Economic Outlook

  While we do not anticipate a significant upturn, we will continue to watch the horizon for signs of surging economic activity, particularly in the latter part of the year.

  One factor that warrants our close attention is economic activity overseas. Rising interest rates in the European bloc, spurred by policies designed to align these countries with the requirements of the proposed European Monetary Union, could exert pressure on our markets. However, with its

                                                         Continued on page three
short duration, our Fund is poised to make adjustments which would take advantage of potentially higher interest rates.

  On the other hand, our interpretation of the most recent decisions by the Fed to leave short-term rates unchanged is that they expect economic growth to slow as we head into the summer. Not raising rates now has given them the latitude to tighten rates at a later date, should growth begin to accelerate. Our approach to managing the Fund will mirror these expectations.

  We will strive to meet your expectations as well. Please keep in mind that we always welcome your suggestions and comments pertaining to the operations of your Fund. We look forward to hearing from you, and to serving your investment needs.

Corporate News

  As you know, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman. And, we are confident that our partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

Sincerely,


/s/ Don G. Powell                  /s/ Dennis J. McDonnell
    Don G. Powell                      Dennis J. McDonnell
    Chairman                           President
    Van Kampen American Capital        Van Kampen American Capital
    Asset Management, Inc.             Asset Management, Inc.

                              Portfolio of Investments
                                    May 31, 1997

------------------------------------------------------------------------------------------------
Par                                                   Discount Yield
Amount                                                    on Date of                   Amortized
(000)       Description                                     Purchase    Maturity            Cost
------------------------------------------------------------------------------------------------
U.S. Agency Obligations 62.6%
$ 10,000    Federal Farm Credit Bank ..............           5.385%    06/03/97    $  9,995,516
  10,000    Federal Farm Credit Bank ..............           5.481     06/03/97       9,995,466
   5,000    Federal Farm Credit Bank ..............           5.402     07/29/97       4,956,897
  10,000    Federal Home Loan Bank ................           5.446     06/19/97       9,971,500
  10,000    Federal Home Loan Bank ................           5.451     06/23/97       9,965,500
  10,000    Federal Home Loan Bank ................           5.577     07/03/97       9,949,583
  10,000    Federal Home Loan Bank ................           5.326     07/11/97       9,940,664
  10,295    Federal Home Loan Bank ................           5.377     08/21/97      10,172,123
  10,000    Federal Home Loan Bank ................           5.701     09/23/97       9,822,708
  75,000    Federal Home Loan Mortgage Corp. ......           5.553     06/02/97      74,965,313
  20,000    Federal Home Loan Mortgage Corp. ......           5.576     07/01/97      19,905,278
  21,000    Federal Home Loan Mortgage Corp. ......           5.589     07/02/97      20,897,147
  15,000    Federal Home Loan Mortgage Corp. ......           5.614     08/15/97      14,824,725
  12,000    Federal National Mortgage Assn. .......           5.281     06/10/97      11,982,867
  13,000    Federal National Mortgage Assn. .......           5.310     06/12/97      12,977,597
   3,000    Federal National Mortgage Assn. .......           5.373     06/16/97       2,992,987
  10,000    Federal National Mortgage Assn. .......           5.462     06/24/97       9,963,933
   3,000    Federal National Mortgage Assn. .......           5.373     07/08/97       2,983,438
   5,000    Federal National Mortgage Assn. .......           5.390     07/18/97       4,964,733
   7,000    Federal National Mortgage Assn. .......           5.422     08/07/97       6,929,922
  15,000    Federal National Mortgage Assn. .......           5.629     08/08/97      14,841,300
  10,000    Federal National Mortgage Assn. .......           5.495     08/15/97       9,885,367
  10,000    Federal National Mortgage Assn. .......           5.518     08/18/97       9,880,403
  15,000    Federal National Mortgage Assn. .......           5.618     08/22/97      14,809,446
  10,000    Federal National Mortgage Assn. .......           5.418     08/25/97       9,873,867
   7,000    Federal National Mortgage Assn. .......           5.535     08/26/97       6,907,635
   3,000    Federal National Mortgage Assn. .......           5.479     09/24/97       2,949,057
  15,000    Tennessee Valley Authority ............           5.487     06/26/97      14,941,175
                                                                                    ------------
                Total U.S. Agency Obligations ..................................     352,246,147
                                                                                    ------------
Commercial Paper 36.3%
  29,000    Associates Corp. of North America .....           5.573     06/04/97      28,982,117
  24,000    Bank of Nova Scotia ...................           5.423     06/03/97      23,989,300
  22,000    Chevron Oil Finance Co. ...............           5.493     06/06/97      21,979,907

                                               See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                                 May 31, 1997
===============================================================================================
Par
Amount                                          Discount Yield
(000)    Description                       on Date of Purchase         Maturity  Amortized Cost
-----------------------------------------------------------------------------------------------
Commercial Paper (Continued)
$23,000  Ford Motor Credit Co. .......................   5.654%        07/07/97  $   22,867,622
 22,000  General Electric Capital Corp. ..............   5.524         06/12/97      21,960,400
 34,000  General Electric Co. ........................   5.680         07/21/97      33,730,267
 22,000  MetLife Funding Inc. ........................   5.577         07/16/97      21,844,545
 29,000  Toronto Dominion Holdings....................   5.567         06/09/97      28,959,835
                                                                                  -------------
            Total Commercial Paper.............................................     204,313,993
                                                                                  -------------
Repurchase Agreements 21.8%
BankAmerica Securities ($60,350,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/30/97,
to be sold on 06/02/97 at $60,377,962).........................................      60,350,000
Prudential Securities Inc. ($62,000,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/30/97,
to be sold on 06/02/97 at $62,028,778).........................................      62,000,000
                                                                                  -------------
            Total Repurchase Agreements........................................     122,350,000
                                                                                  -------------
Total Investments 120.7% (a)...................................................     678,910,140
                                                                                  -------------
Liabilities in Excess of Other Assets (20.7%)..................................    (116,234,809)
                                                                                  -------------
Net Assets 100.0%..............................................................   $ 562,675,331
                                                                                  =============

(a) At May 31, 1997, cost is identical for both book and federal income tax purposes.

                                                              See Notes to Financial Statements
                                       5

                      Statement of Assets and Liabilities
                                 May 31, 1997
===================================================================================
Assets:
Investments, at Amortized Cost which Approximates Market.............  $556,560,140
Repurchase Agreements, at Amortized Cost.............................   122,350,000
Cash.................................................................       349,772
Receivable for Fund Shares Sold......................................     1,323,985
Other................................................................        33,989
                                                                       ------------
  Total Assets.......................................................   680,617,886
                                                                       ------------
Liabilities:
Payables:
  Fund Shares Repurchased............................................   117,127,578
  Distributor and Affiliates.........................................       252,904
  Investment Advisory Fee............................................       195,718
  Income Distributions...............................................       101,666
Accrued Expenses.....................................................       152,887
Deferred Compensation and Retirement Plans...........................       111,802
                                                                       ------------
  Total Liabilities..................................................   117,942,555
                                                                       ------------
Net Assets...........................................................  $562,675,331
                                                                       ============
Net Assets Consist of:
Capital..............................................................  $562,718,838
Accumulated Undistributed Net Investment Income......................        26,309
Accumulated Net Realized Loss on Securities..........................       (69,816)
                                                                       ------------
Net Assets...........................................................  $562,675,331
                                                                       ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per share
    (Based on net assets of $451,260,769 and 451,309,332
    shares of beneficial interest issued and outstanding)............  $       1.00
                                                                       ============
  Class B Shares:
    Net Asset Value and Offering Price per share
    (Based on net assets of $103,031,346 and 103,028,995
    shares of beneficial interest issued and outstanding)............  $       1.00
                                                                       ============
  Class C Shares:
    Net Asset Value and Offering Price per share
    (Based on net assets of $8,383,216 and 8,382,947
    shares of beneficial interest issued and outstanding)............  $       1.00
                                                                       ============

                                                  See Notes to Financial Statements
                                       6

                            Statement of Operations

                        For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

Investment Income:
Interest.................................................................  $27,897,844
                                                                           -----------
Expenses:
Investment Advisory Fee..................................................    2,170,578
Shareholder Services.....................................................    1,701,438
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $616,795, $713,515 and $83,878, respectively)........................    1,414,188
Legal....................................................................       48,195
Trustees Fees and Expenses...............................................       24,010
Custody..................................................................          301
Other....................................................................      578,052
                                                                           -----------
  Total Expenses.........................................................    5,936,762
  Less Expenses Reimbursed...............................................       11,000
                                                                           -----------
  Net Expenses...........................................................    5,925,762
                                                                           -----------
Net Investment Income....................................................  $21,972,082
                                                                           ===========
Net Realized Loss on Securities..........................................  $    (7,692)
                                                                           ===========
Net Increase in Net Assets from Operations...............................  $21,964,390
                                                                           ===========

                                       7       See Notes to Financial Statements


                      Statement of Changes in Net Assets

                   For the Years Ended May 31, 1997 and 1996
====================================================================================================
                                                                      Year Ended        Year Ended
                                                                     May 31, 1997      May 31, 1996
----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income............................................  $    21,972,082   $    19,032,684
Net Realized Loss on Securities..................................           (7,692)              ---
                                                                   ---------------   ---------------
Change in Net Assets from Operations.............................       21,964,390        19,032,684
                                                                   ---------------   ---------------
Distributions from Net Investment Income:
  Class A Shares.................................................      (18,710,328)      (17,616,820)
  Class B Shares.................................................       (2,925,963)       (1,250,566)
  Class C Shares.................................................         (339,500)         (188,995)
                                                                   ---------------   ---------------
   Total Distributions...........................................      (21,975,791)      (19,056,381)
                                                                   ---------------   ---------------
Net Change in Net Assets
  from Investment Activities.....................................          (11,401)          (23,697)
                                                                   ---------------   ---------------
From Capital Transactions:
Proceeds from Shares Sold:
  Class A Shares.................................................    7,336,713,031     5,916,701,540
  Class B Shares.................................................      648,076,384       402,157,689
  Class C Shares.................................................      141,950,181        99,265,824
                                                                   ---------------   ---------------
                                                                     8,126,739,596     6,418,125,053
                                                                   ---------------   ---------------
Value Received for Shares Issued in Business Combination:
  Class A Shares.................................................              ---        20,714,880
  Class B Shares.................................................              ---         5,651,573
  Class C Shares.................................................              ---               ---
                                                                   ---------------   ---------------
                                                                               ---        26,366,453
                                                                   ---------------   ---------------
Net Asset Value of Shares Issued Through Dividend Reinvestment:
  Class A Shares.................................................       18,710,328        17,616,820
  Class B Shares.................................................        2,925,963         1,250,566
  Class C Shares.................................................          339,500           188,995
                                                                   ---------------   ---------------
                                                                        21,975,791        19,056,381
                                                                   ---------------   ---------------
Cost of Shares Repurchased:
  Class A Shares.................................................   (7,344,457,086)   (5,834,380,999)
  Class B Shares.................................................     (629,443,280)     (331,779,955)
  Class C Shares.................................................     (143,617,542)      (90,332,522)
                                                                   ---------------   ---------------
                                                                    (8,117,517,908)   (6,256,493,476)
                                                                   ---------------   ---------------
Net Change in Net Assets from Capital Transactions...............       31,197,479       207,054,411
                                                                   ---------------   ---------------
Total Increase in Net Assets.....................................       31,186,078       207,030,714
Net Assets:
Beginning of the Period..........................................      531,489,253       324,458,539
                                                                   ---------------   ---------------
End of the Period (Including accumulated undistributed net
  investment income of $26,309 and $11,822, respectively)........  $   562,675,331   $   531,489,253
                                                                   ===============   ===============

                                               8                   See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------
                                                                 Year Ended May 31
                                                 -----------------------------------------------
Class A Shares                                     1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                 -------   -------   -------   -------   -------
Net Investment Income..........................    .0440     .0465     .0434     .0229     .0244
Less Distributions from Net Investment Income..   (.0440)   (.0465)   (.0434)   (.0229)   (.0244)
                                                 -------   -------   -------   -------   -------
Net Asset Value, End of the Period.............  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                 =======   =======   =======   =======   =======
Total Return...................................     4.52%     4.75%     4.43%     2.32%     2.44%
Net Assets at End of the Period (in millions)..  $ 451.3   $ 440.3   $ 319.7   $ 463.8   $ 279.3
Ratio of Expenses to Average Net Assets*.......     1.02%     1.07%     1.00%     1.03%     1.09%
Ratio of Net Investment Income to Average
Net Assets*....................................     4.38%     4.62%     4.28%     2.36%     2.44%

* The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                       9
                                               See Notes to Financial Statements

         The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------------------
                                                                                         April 18, 1995
                                                              Year Ended May 31,       (Commencement of
                                                              ------------------       Distribution) to
Class B Shares                                                   1997       1996           May 31, 1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .................    $  1.00    $  1.00                $  1.00
                                                              -------    -------                -------
Net Investment Income ....................................      .0363      .0388                  .0047
Less Distributions from Net Investment Income ............     (.0363)    (.0388)                (.0047)
                                                              -------    -------                -------
Net Asset Value, End of the Period .......................    $  1.00    $  1.00                $  1.00
                                                              =======    =======                =======
Total Return (a) .........................................      3.71%      3.95%                   .47%*
Net Assets at End of the Period (in millions) ............    $ 103.0    $  81.5                $   4.2
Ratio of Expenses to Average Net Assets** ................      1.77%      1.86%                  1.76%
Ratio of Net Investment Income to Average Net Assets** ...      3.70%      3.75%                  3.52%


*    Non-Annualized

** The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   April 18, 1995
                                                        Year Ended May 31,          (Commencement
                                                      ----------------------  of Distribution) to
Class C Shares                                             1997       1996           May 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......         $  1.00    $  1.00                $  1.00
                                                        -------    -------                -------
Net Investment Income..........................           .0362      .0387                  .0049
Less Distributions from Net
   Investment Income...........................          (.0362)    (.0387)                (.0049)
                                                        -------    -------                -------
Net Asset Value, End of the Period.............         $  1.00    $  1.00                $  1.00
                                                        =======    =======                =======
Total Return (a)...............................            3.72%      3.94%                   .49%*
Net Assets at End of the Period (in millions)..         $   8.4    $   9.7                $   0.6
Ratio of Expenses to Average Net Assets**......            1.78%      1.87%                  1.76%
Ratio of Net Investment Income to Average
   Net Assets**................................            3.64%      3.81%                  3.52%

*   Non-Annualized
** The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.
(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                                       11      See Notes to Financial Statements

                         Notes to Financial Statements

                                  May 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Reserve Fund ( the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April 18, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a straight-line basis to the maturity of the instrument.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

     The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

-------------------------------------------------------------------------------
                                  May 31, 1997
===============================================================================

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $62,624 which will expire between May 31, 1998 and May 31, 2005. Of this amount, $2,038 will expire in 1998. Permanent book and tax differences of $9,915 relating to the expiration of capital loss carryforward during fiscal 1997 was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. Distribution of Income and Gains-The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. Investment Advisory Fees and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Asset Management, Inc. ( the "Adviser") will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                             % Per Annum
----------------------------------------------------------
First $150 million.............................  .50 of 1%
Next $100 million..............................  .45 of 1%
Next $100 million..............................  .40 of 1%
Over $350 million..............................  .35 of 1%

     The Adviser agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement was effective through December 31, 1996.

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1997, the Fund recognized expenses of approximately $90,200 representing Van Kampen American Capital Distributors, Inc.'s, or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

                                  May 31, 1997
--------------------------------------------------------------------------------

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $1,374,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit under the plan is $2,500.
     At May 31, 1997, VKAC owned 4,074 Class A shares of the Fund.

3. Capital Transactions
     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

                                 May 31, 1997
--------------------------------------------------------------------------------

Transactions in shares and ending capital were as follows:

                                                     Year Ended        Year Ended
                                                   May 31, 1997      May 31, 1996
---------------------------------------------------------------------------------
Shares Sold:
  Class A.....................................    7,336,711,667     5,916,698,879
  Class B.....................................      648,076,624       402,157,689
  Class C.....................................      141,950,203        99,265,826
                                                ---------------   ---------------
Total Sold....................................    8,126,738,494     6,418,122,394
                                                ===============   ===============
Shares Issued in Business Combination
  Class A.....................................                -        20,714,880
  Class B.....................................                -         5,651,573
  Class C.....................................                -                 -
                                                ---------------   ---------------
Total Business Combination....................                -        26,366,453
                                                ===============   ===============
Shares Issued Through Dividend Reinvestment:
  Class A.....................................       18,710,328        17,616,820
  Class B.....................................        2,926,008         1,250,566
  Class C.....................................          339,500           188,995
                                                ---------------   ---------------
Total Dividend Reinvestment...................       21,975,836        19,056,381
                                                ===============   ===============
Shares Repurchased:
  Class A.....................................   (7,344,457,086)   (5,834,380,999)
  Class B.....................................     (629,443,316)     (331,779,955)
  Class C.....................................     (143,617,542)      (90,332,522)
                                                ---------------   ---------------
Total Repurchased.............................   (8,117,517,944)   (6,256,493,476)
                                                ===============   ===============
Capital:
  Class A.....................................  $   451,297,333   $   440,339,270
  Class B.....................................      103,038,760        81,481,218
  Class C.....................................        8,382,745         9,710,786
                                                ---------------   ---------------
Total Capital.................................  $   562,718,838   $   531,531,274
                                                ===============   ===============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                  May 31, 1997
================================================================================

                                                            Contingent Deferred
                                                                Sales Charge
                                                            --------------------
Year of Redemption                                          Class B      Class C
================================================================================
First...................................................     4.00%        1.00%
Second..................................................     4.00%        None
Third...................................................     3.00%        None
Fourth..................................................     2.50%        None
Fifth...................................................     1.50%        None
Sixth and Thereafter....................................     None         None

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on CDSC redeemed shares of approximately $414,900. Sales charges do not represent expenses of the Fund.

4. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $684,300.

5. Business Combination

On September 22, 1995, the Fund acquired the net assets of Van Kampen American Capital Money Market Fund ("VKMM") pursuant to a plan of reorganization approved by VKMM shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 26,366,453 shares of the Fund for the 26,366,453 shares of VKMM outstanding on September 22, 1995. VKMM's net assets at that date were $26,366,453; the Fund's net assets were $422,227,929. After the acquisition, the combined net assets of the Fund were $448,594,382.

                                               See Notes to Financial Statements

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Reserve Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Reserve Fund (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

               Funds Distributed by Van Kampen American Capital


GLOBAL AND
INTERNATIONAL

Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY

Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME

  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.

  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         Results of Shareholder Votes

Reserve Fund

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees, and the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management Inc. and the Fund, 328,563,944 shares voted for the proposal, 7,083,419 shares voted against and 23,015,003 shares abstained. With regard to the election of Trustees, J. Miles Branagan received 347,378,307 affirmative votes and 11,284,058 shares withheld; Richard M. DeMartini received 347,297,804 affirmative votes and 11,364,561 shares withheld; Linda Hutton Heagy received 347,400,106 affirmative votes and 11,262,260 shares withheld; R. Craig Kennedy received 347,477,072 affirmative votes and 11,185,293 shares withheld; Jack E. Nelson received 347,466,518 affirmative votes and 11,195,848 shares withheld; Jerome L. Robinson received 347,347,943 affirmative votes and 11,314,422 withheld; Phillip B. Rooney received 347,406,434 affirmative votes and 11,255,931 shares withheld; Fernando Sisto received 347,353,524 affirmative votes and 11,308,841 shares withheld; and, Wayne W. Whalen received 347,465,883 affirmative votes and 11,196,482 shares withheld. With regard to the ratification of the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year, 335,448,080 shares voted for the proposal, 3,047,030 shares voted against and 20,167,255 shares abstained.

                   Van Kampen American Capital Reserve Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*-- Chairman

Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved. /SM/ denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.